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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ----------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 22, 2000

                               Modem Media, Inc.
             (Exact name of Registrant as Specified in its Charter)

          Delaware                       0-21935                     06-1464807
      (State or other           (Commission File Number)          (I.R.S. Employer
      Jurisdiction of                                            Identification No.)
       Incorporation)

                  230 East Avenue, Norwalk, Connecticut 06855
              (Address of Principal Executive Officers) (Zip Code)

                                 (203) 299-7000
              (Registrant's telephone number, including area code)

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

   This Form 8-K/A amends the Form 8-K filing made on December 22, 2000

Item 2. Acquisition or Disposition of Assets

   On December 22, 2000, Modem Media, Inc. sold 8,332,000 shares of preferred stock of CentrPort, Inc. owned by Modem Media to a venture capital group including Thomas Weisel Capital Partners, Venture Strategy Partners, Trident Capital, Wheatley Partners and Draper Richards (the "Investor Group") for an aggregate purchase price of $5 million in cash, of which $2.5 million was paid to Modem Media at closing, and the remainder of which is payable to Modem Media, subject to certain conditions, on December 21, 2001. Concurrently with this sale, CentrPort issued 36,660,800 shares of preferred stock to the Investor Group for an aggregate purchase price of $22 million in cash, of which $16.5 million was paid to CentrPort at closing and the remainder is payable to CentrPort, subject to certain conditions, on December 21, 2001. As a result of these transactions, Modem Media's ownership in CentrPort was reduced from approximately 60% to approximately 15.2% of the equity of CentrPort, below the level required to consolidate CentrPort's financial results with those of Modem Media.

   In connection with these transactions, Modem Media received warrants to purchase additional common stock representing 391,604 shares of CentrPort for an exercise price of $.600096 per share. In addition, Modem Media can earn warrants to purchase additional common stock representing up to 2,349,624 shares of CentrPort for an exercise price ranging between $.750120 and $.900144 per share, if certain performance targets are achieved by Modem Media. Modem Media will not, however, be obligated to provide funding to CentrPort or purchase additional debt or equity securities of CentrPort.

   The transaction documents provide that CentrPort will be Modem Media's preferred vendor for the type of products provided by CentrPort and require Modem Media to resell $5 million of CentrPort's products and services during 2001. If Modem Media does not meet its commitment, it must pay such difference to CentrPort in cash or CentrPort stock, at Modem Media's election. If certain resale targets are met, the Investor Group will be required to pay an additional $0.7 million to Modem Media on March 31, 2002. The Investor Group will not be required to make any payment on December 21, 2001 under certain circumstances if Modem Media undergoes certain changes in control prior to such date.

   Immediately prior to the closing of the transactions described above on December 22, 2000, CentrPort, Inc., which was previously organized as a limited liability company, was reorganized as a Delaware corporation.

Item 5. Other Events

   On December 22, 2000, Modem Media filed a Form 8-K with the Securities Exchange Commission announcing the completion of a series of transactions that provide funds to the Company and its former subsidiary, CentrPort, which resulted in a reduction in the Company's equity ownership in CentrPort, Inc.

   Concurrently, a press release issued by the Company was attached as an exhibit to that Form 8-K, disclosing the CentrPort transaction and commenting on the Company's fourth quarter revenue information and the financial outlook for 2001.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

   (b) Pro Forma Financial Information

    Unaudited Pro Forma Condensed Consolidated Financial Statements as of and for the nine months ended September 30, 2000 and for the year ended December 31, 1999

                      MODEM MEDIA, INC. AND SUBSIDIARIES

        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Introduction

   The following unaudited pro forma condensed consolidated financial statements are presented to give effect to certain transactions completed by Modem Media, Inc. ("Modem Media") that provided for the financing of, and sale of a portion of its ownership in, CentrPort, Inc. ("CentrPort"), formerly a majority-owned subsidiary. A venture capital group, consisting of Thomas Weisel Capital Partners, Venture Strategy Partners, Trident Capital, Draper Richards and Wheatley Partners (hereinafter collectively referred to as the "Investor Group"), purchased a portion of Modem Media's ownership in CentrPort in exchange for (a) $2.5 million in cash, (b) a $2.5 million note due one year from the date of purchase, subject to certain conditions, and (c) a warrant to purchase 391,604 shares of CentrPort common stock. Concurrently with such purchase, the Investor Group agreed to invest up to $22.0 million directly into CentrPort in exchange for newly issued preferred stock, of which $16.5 million was paid at closing and the remainder is payable to CentrPort one year from the closing date, subject to certain conditions. In addition, Modem Media purchased common stock of CentrPort from certain minority shareholders in exchange for approximately $1.9 million (315,858 shares) of Modem Media common stock. The purchase by the Investor Group of a portion of Modem Media's ownership in CentrPort, the investment by the Investor Group directly into CentrPort, and the purchase by Modem Media of CentrPort common stock from certain minority shareholders, are hereinafter collectively referred to as the "Transactions". As a result of the Transactions, Modem Media's ownership in CentrPort was reduced to approximately 15.2%. Modem Media will account for CentrPort under the cost method of accounting from the date of the Transactions.

   The unaudited pro forma condensed consolidated balance sheet of Modem Media as of September 30, 2000 presents the pro forma financial position of Modem Media assuming that the Transactions had occurred on September 30, 2000. The unaudited pro forma condensed consolidated statements of operations of Modem Media for the nine months ended September 30, 2000 and the year ended December 31, 1999 present the pro forma results of operations of Modem Media assuming that the Transactions had occurred on January 1, 1999. The unaudited pro forma condensed consolidated financial statements are presented for informational purposes only and do not purport to be indicative of the results that would have actually occurred had the Transactions taken place on the dates indicated or that may be obtained in the future. The unaudited pro forma condensed consolidated financial statements have been derived from, and should be read in conjunction with, the historical consolidated financial statements of Modem Media, including the notes thereto. Those financial statements are included in Modem Media's Quarterly Report on Form 10-Q for the quarter ended September 30, 2000 and its Annual Report on Form 10-K for the year ended December 31, 1999.

                       MODEM MEDIA, INC. AND SUBSIDIARIES

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                               September 30, 2000

                                                  Pro Forma
                                   Historical    Adjustments       Pro Forma
                                  -------------  -----------     -------------
             ASSETS
Current assets:
  Cash and cash equivalents...... $  26,444,000  $ 2,500,000 (b) $  28,943,000
                                                      (1,000)(a)
  Short-term investments.........       143,000                        143,000
  Accounts receivable, net.......    27,220,000     (550,000)(a)    26,670,000
  Unbilled revenues..............     6,613,000                      6,613,000
  Deferred income taxes..........     1,423,000                      1,423,000
  Note receivable................           --     2,358,000 (b)     2,358,000
  Prepaid expenses and other
   current assets................     5,309,000      (88,000)(a)     5,221,000
                                  -------------                  -------------
    Total current assets.........    67,152,000                     71,371,000
Noncurrent assets:
  Property and equipment, net....    21,925,000   (1,634,000)(a)    20,291,000
  Goodwill, net..................   108,799,000                    108,799,000
  Deferred income taxes..........     4,296,000                      4,296,000
  Other assets...................     6,367,000      783,000 (a)     7,461,000
                                                  (2,478,000)(b)
                                                     925,000 (c)
                                                   1,864,000 (d)
                                  -------------                  -------------
    Total noncurrent assets......   141,387,000                    140,847,000
                                  -------------                  -------------
    Total assets................. $ 208,539,000                  $ 212,218,000
                                  =============                  =============
  LIABILITIES AND STOCKHOLDERS'
              EQUITY
Current liabilities:
  Accounts payable............... $   6,141,000      (97,000)(a) $   6,044,000
  Pre-billed media...............     7,134,000                      7,134,000
  Advance billings...............     4,760,000                      4,760,000
  Deferred revenues..............     5,137,000                      5,137,000
  Due to related party...........           --        22,000 (a)        22,000
  Deferred gain on sale..........           --     2,380,000 (b)     2,380,000
  Accrued expenses and other
   current liabilities...........    21,074,000   (1,197,000)(a)    19,877,000
                                  -------------                  -------------
    Total current liabilities....    44,246,000                     45,354,000

  Other liabilities..............     2,345,000     (119,000)(a)     2,226,000

Stockholders' equity:
  Preferred stock, $.001 par
   value, 5,000,000 shares
   authorized, none issued and
   outstanding...................           --                             --
  Common stock, $.001 par value,
   145,000,000 shares authorized,
   25,061,309 issued.............        25,000                         25,000
  Paid-in capital................   185,325,000      (99,000)(a)   188,015,000
                                                     925,000 (c)
                                                   1,864,000 (d)
  Accumulated deficit............   (21,121,000)                   (21,121,000)
  Treasury stock, 197,849 shares
   of common stock, at cost......    (1,191,000)                    (1,191,000)
  Accumulated other comprehensive
   income........................    (1,090,000)                    (1,090,000)
                                  -------------                  -------------
    Total stockholders' equity...   161,948,000                    164,638,000
                                  -------------                  -------------
    Total liabilities and
     stockholders' equity........ $ 208,539,000                  $ 212,218,000
                                  =============                  =============

 See notes to unaudited pro forma condensed consolidated financial statements.

                       MODEM MEDIA, INC. AND SUBSIDIARIES

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                  For the Nine Months Ended September 30, 2000

                                               Pro Forma
                                 Historical   Adjustments      Pro Forma
                                ------------  -----------     ------------
Revenues....................... $ 99,150,000  $  (856,000)(e) $ 98,294,000
Cost of revenues...............   51,338,000   (2,797,000)(e)   48,541,000
                                ------------                  ------------
Gross profit...................   47,812,000                    49,753,000
Operating expenses:
  Sales and marketing..........    4,486,000     (616,000)(e)    3,870,000
  General and administrative...   42,591,000   (1,510,000)(e)   41,081,000
  Write-off of offering-related
   costs.......................      722,000                       722,000
  Amortization of goodwill.....   11,274,000                    11,274,000
                                ------------                  ------------
    Total operating expenses...   59,073,000                    56,947,000
                                ------------                  ------------
Operating loss.................  (11,261,000)                   (7,194,000)
Interest income, net...........    1,408,000        2,000 (e)    1,642,000
                                                  232,000 (f)
                                ------------                  ------------
Loss before income taxes.......   (9,853,000)                   (5,552,000)
Provision for income taxes.....    2,664,000    1,785,000 (g)    4,449,000
                                ------------                  ------------
Net loss....................... $(12,517,000)                 $(10,001,000)
                                ============                  ============
Net loss per share:
  Basic........................ $      (0.52)                 $      (0.41)
                                ============                  ============
  Diluted...................... $      (0.52)                 $      (0.41)
                                ============                  ============
Weighted-average number of
 common shares outstanding:
  Basic........................   24,266,000                    24,582,000 (h)
                                ============                  ============
  Diluted......................   24,266,000                    24,582,000 (h)
                                ============                  ============


 See notes to unaudited pro forma condensed consolidated financial statements.

                       MODEM MEDIA, INC. AND SUBSIDIARIES

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1999

                                                  Pro Forma
                                     Historical  Adjustments     Pro Forma
                                     ----------- -----------    -----------
Revenues............................ $74,036,000                $74,036,000
Cost of revenues....................  32,991,000  (776,000)(i)   32,215,000
                                     -----------                -----------
Gross profit........................  41,045,000                 41,821,000
Operating expenses:
  Sales and marketing...............   1,658,000  (163,000)(i)    1,495,000
  General and administrative........  29,683,000  (233,000)(i)   29,450,000
  Amortization of goodwill..........   2,959,000                  2,959,000
                                     -----------                -----------
    Total operating expenses........  34,300,000                 33,904,000
                                     -----------                -----------
Operating income....................   6,745,000                  7,917,000
Interest income, net................   1,975,000   292,000 (j)    2,267,000
                                     -----------                -----------
Income before income taxes..........   8,720,000                 10,184,000
Provision for income taxes..........   5,703,000   608,000 (k)    6,311,000
                                     -----------                -----------
Net income.......................... $ 3,017,000                $ 3,873,000
                                     ===========                ===========
Net income per share:
  Basic............................. $      0.14                $      0.18
                                     ===========                ===========
  Diluted........................... $      0.13                $      0.17
                                     ===========                ===========
Weighted-average number of common
 shares outstanding:
  Basic.............................  21,563,000                 21,879,000(l)
                                     ===========                ===========
  Diluted...........................  22,958,000                 23,274,000(l)
                                     ===========                ===========


 See notes to unaudited pro forma condensed consolidated financial statements.

                      MODEM MEDIA, INC. AND SUBSIDIARIES

                    NOTES TO UNAUDITED PRO FORMA CONDENSED
                       CONSOLIDATED FINANCIAL STATEMENTS

Basis of Presentation

   The unaudited pro forma condensed consolidated balance sheet of Modem Media as of September 30, 2000 presents the pro forma financial position of Modem Media assuming that the Transactions had occurred on September 30, 2000. The unaudited pro forma condensed consolidated statements of operations of Modem Media for the nine months ended September 30, 2000 and the year ended December 31, 1999 present the pro forma results of operations of Modem Media assuming that the Transactions had occurred on January 1, 1999.

   The unaudited pro forma condensed consolidated balance sheet and statement of operations as of and for the nine months ended September 30, 2000 have been derived from the respective unaudited financial statements of Modem Media and CentrPort. The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 1999 has been derived from the audited financial statements of Modem Media, which include the results of CentrPort.

Unaudited Pro Forma Adjustments

   Descriptions of the adjustments included in the unaudited pro forma condensed consolidated financial statements are as follows:

 Balance Sheet Adjustments

  (a) Represents the deconsolidation of CentrPort from Modem Media as if the Transactions had occurred on September 30, 2000

  (b) Represents the effects of Modem Media's sale of a portion of its ownership in CentrPort to the Investor Group

  (c) Represents the increase in Modem Media's investment in CentrPort as a result of cash invested directly into CentrPort by the Investor Group

  (d) Represents the purchase by Modem Media of additional interests in CentrPort from certain minority shareholders through the issuance of Modem Media common stock

 Statement of Operations Adjustments for the Nine Months Ended September 30,
 2000

  (e) Represents the elimination of CentrPort's revenues and expenses during the nine months ended September 30, 2000 as if the Transactions had occurred on January 1, 1999

  (f) Represents interest income that would have been earned by Modem Media on the proceeds received from the Transactions as if the Transactions had occurred on January 1, 1999

  (g)  Represents the income tax effects of the foregoing adjustments

  (h) Represents the weighted-average number of common shares outstanding for the period presented after giving effect to the Transactions

 Statement of Operations Adjustments for the Year Ended December 31, 1999

  (i) Represents the elimination of CentrPort's revenues and expenses during the year ended December 31, 1999 as if the Transactions had occurred on January 1, 1999

  (j) Represents interest income that would have been earned by Modem Media on the proceeds received from the Transactions as if the Transactions had occurred on January 1, 1999

  (k)  Represents the income tax effects of the foregoing adjustments

  (l) Represents the weighted-average number of common shares outstanding for the period presented after giving effect to the Transactions

   (c) Exhibits

 2.1 Stock Purchase Agreement, dated as of December 22, 2000, among CentrPort,
     Inc., Modem Media, Inc. and the Investors named therein.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          Modem Media, Inc.

                                          /s/ Sloane Levy

                                          Name: Sloane Levy
                                          Title: Vice President, General
                                               Counsel and Corporate Secretary

Dated: January 5, 2001